Exhibit 10.18

Loan No. 1005669

JOINDER AGREEMENT
(LOAN AGREEMENT)
THIS JOINDER AGREEMENT (this "Agreement"), dated as of October 28, 2011, is entered into by KBSIII LAS CIMAS IV, LLC, a Delaware limited liability company (the "New Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent under that certain Loan Agreement, dated as of September 29, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), among KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company (“Domain Borrower”), the Lenders from time to time party thereto and the Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.
New Borrower and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:
Section 1.    Assumption and Joinder.
(a)    The New Borrower hereby expressly assumes, and hereby agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of a "Borrower" under the Loan Agreement and all of the other Loan Documents applicable to it as a Borrower under the Loan Agreement. By virtue of the foregoing, the New Borrower hereby accepts and assumes any liability of a Borrower related to each representation, warranty, covenant or obligation made by a Borrower in the Loan Agreement, as they relate to the New Borrower, and hereby expressly affirms, as of the date hereof, each of such representations, warranties, covenants and obligations.
(b)    All references to the term "Borrower" in the Loan Agreement or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, the New Borrower.
Section 2.    Representations and Warranties. The New Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    The New Borrower has the requisite limited liability company power and authority to enter into this Agreement and to perform its obligations hereunder and under the Loan Agreement and any other Loan Document to which it is a party. The execution, delivery and performance of this Agreement by the New Borrower and the performance of its obligations under this Agreement, the Loan Agreement, and any other Loan Document have been duly authorized by the members of the New Borrower and no other limited liability company proceedings on the part of the New Borrower are necessary to authorize the execution, delivery or performance of this Agreement, the transactions contemplated hereby or the performance of its obligations under this Agreement, the Loan Agreement or any other Loan Document. This Agreement has been duly executed and delivered by the New Borrower. This Agreement, the Loan Agreement and each Loan Document constitute the legal, valid and binding obligation of the New Borrower enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.
(b)    Except as otherwise disclosed to the Administrative Agent in writing, the representations and warranties set forth in the Loan Agreement are true and correct in all material respects on and as of the date hereof as such representations and warranties apply to the New Borrower (except to the extent that any such representations and warranties expressly relate to an earlier date) with the same force and effect as if made on the date hereof.

Section 3.    Security Document. New Borrower is, simultaneously with the execution of this Agreement, executing and delivering (i) a Security Document which encumbers certain real property owned by New Borrower and (ii) such other documents and instruments as requested by the Administrative Agent in accordance with the Loan Agreement. New Borrower acknowledges and agrees that from and after the date of this Agreement, such real property referred to in item (i) of the immediately preceding sentence shall be a Property under the Loan Agreement.
Section 4.     Further Assurances. At any time and from time to time, upon the Administrative Agent's request and at the sole expense of the New Borrower, the New Borrower will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Agreement.
Section 5.    Binding Effect. This Agreement shall be binding upon the New Borrower and shall inure to the benefit of the Administrative Agent and the other Lenders and their respective successors and assigns.
Section 6.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.
Section 7.    Governing Law.     This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of California, except to the extent preempted by federal laws.
Section 8.    JURY TRIAL WAIVER. TO THE EXTENT PERMITTED BY THEN APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS OR OTHER RELATED DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS OR OTHER RELATED DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.
Section 9    Limitations on Personal Liability. The limitations on personal liability of the shareholders, partners and members of the “Borrower” contained in Section 13.27 of the Loan Agreement shall apply to this Agreement and are incorporated herein by this reference,
Section 10    OneWest Bank Lease. The Administrative Agent hereby acknowledges and agrees that the terms and provisions of Section 11.1(c) of the Loan Agreement are hereby void and of no further force and effect.
Section 11    Incorporation.

a. The following reference is hereby added to Schedule 6.24 of the Loan Agreement:
“Property Management Agreement, dated October 1, 2011, between KBSIII Las Cimas IV, LLC, a Delaware limited liability company, acting through KBS Capital Advisors LLC, a Delaware limited liability company, and Transwestern Property Company SW GP, L.L.C. dba Transwestern.”
b. The following reference is hereby added to Schedule 7.1 of the Loan Agreement:
“Phase I Environmental Site Assessment, dated September 2011, prepared by ENVIRON International Corporation.”
[Signatures Follow on Next Page]

Loan No. 1005669

IN WITNESS WHEREOF, New Borrower has caused this Agreement to be duly executed by its respective authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.
KBSIII LAS CIMAS IV, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION II, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Bryan Stevens
Name: Bryan Stevens
Its: Senior Vice President

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